                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                            Alpena Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed: March 19, 2001

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
                     [LETTERHEAD OF ALPENA BANCSHARES, INC.]






March 19, 2001


Dear Stockholder:

We cordially invite you to attend the 2001 Annual Meeting of Stockholders of Alpena Bancshares, Inc. (the "Company"). The Annual Meeting will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, at 1:00 p.m., Michigan time, on April 17, 2001.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have.

The business to be conducted at the Annual Meeting includes the election of two directors and the ratification of the appointment of Plante & Moran LLP as auditors for the Company's 2001 fiscal year.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,



Jerry A. Christensen
President and Chief Executive Officer

                             ALPENA BANCSHARES, INC.
                              100 S. Second Avenue,
                             Alpena, Michigan 49707
                                 (517) 356-9041

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 17, 2001

         Notice is hereby given that the Annual Meeting of Alpena Bancshares, Inc. (the "Company") will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, on April 17, 2001, at 1:00 p.m., Michigan time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

         1.   The election of two directors of the Company;

         2. The ratification of the appointment of Plante & Moran LLP as auditors for the Company for the fiscal year ending December 31, 2001; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 12, 2001, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                     By Order of the Board of Directors



                                     James I. Malaski
                                     Secretary
Alpena, Michigan
March 19, 2001


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                             ALPENA BANCSHARES, INC.
                              100 S. Second Avenue,
                             Alpena, Michigan 49707
                                 (517) 356-9041


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 17, 2001

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alpena Bancshares, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, on April 17, 2001, at 1:00 p.m., Michigan time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 19, 2001.

         At the Annual Meeting, stockholders will vote on the election of two directors of the Company and on the ratification of the appointment of the Company's auditors for the fiscal year ending December 31, 2001.

                              REVOCATION OF PROXIES

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address of the Company shown above. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Holders of record of the Company's common stock, par value $1.00 per share (the "Common Stock") as of the close of business on March 12, 2001 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 1,641,899 shares of Common Stock issued and outstanding, 920,000 of which were held by Alpena Bancshares, M.H.C. (the "Mutual Holding Company"), and 721,899 of which were held by stockholders other than the Mutual Holding Company. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and abstentions will be counted as shares present and entitled to vote for the purposes of establishing a quorum.

         As to the election of directors, the proxy card provided by the Board of Directors enables the stockholder to vote "FOR" the election of the two nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for the nominees proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominee being proposed is withheld.

         As to the ratification of Plante & Moran LLP as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. The ratification of this matter shall be determined by a majority of the votes cast at the Meeting, in person or by proxy, without regard to broker non-votes or proxies marked "ABSTAIN."

         Management of the Company anticipates that shares of Common Stock owned by the Mutual Holding Company will be voted in favor of the nominees for director and in favor of the ratification of the Company's auditors for the fiscal year ending December 31, 2001. The affirmative vote of such shares would ensure the election of such nominees and the ratification of such auditors.

         Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by directors and nominees individually, by executive officers individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.

                                                          AMOUNT OF SHARES
                                                          OWNED AND NATURE                   PERCENT OF SHARES
         NAME AND ADDRESS OF                                OF BENEFICIAL                     OF COMMON STOCK
          BENEFICIAL OWNERS                                 OWNERSHIP (1)(4)                    OUTSTANDING
         -------------------                              ------------------                 ------------------
DIRECTORS AND EXECUTIVE OFFICERS (2)
Duane I. Dickey                                                 24,813                              1.51%

Gary Bensinger                                                     966                              0.06

James Rapin                                                      8,364                              0.51

Martin A. Thomson                                               12,362                              0.75

Keith Wallace                                                    7,715                              0.47

Jerry A. Christensen                                               500                              0.03

James I. Malaski                                                14,177                              0.86

All Directors and Executive Officers
  as a Group (7 persons) (3)                                    68,895                              4.20


PRINCIPAL STOCKHOLDERS:
Alpena Bancshares, M.H.C.                                      920,000                             56.03
100 S. Second Avenue
Alpena, Michigan  49707

Financial Investment Management Group, Ltd.                    158,439                              9.65
417 Saint Joseph's Street
Suttons Bay, Michigan 49682

------------------------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. (Footnotes continued on next page)

---------------------------
(2) The mailing address for each person listed is 100 S. Second Avenue, Alpena, Michigan 49707.
(3) The Company's executive officers and directors are also executive officers and directors of Alpena Bancshares, M.H.C.
(4) Includes shares of Common Stock allocated to the accounts of employees pursuant to the Company's Employee Stock Ownership Plan ("ESOP"). Under the terms of the ESOP, shares of Common Stock so allocated are voted in accordance with the instructions of the respective employees, while unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duty requires otherwise.


                        PROPOSAL I--ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of six members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as director Gary Bensinger and Keith Wallace, each of whom is currently a member of the Board of Directors. Messrs. Bensinger and Wallace will be elected to serve for three-year periods and until their successors shall have been elected and shall qualify.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominees were selected.


                                                                                          Shares of
                                                                                         Common Stock
                                      Positions                                          Beneficially
                                     Held in the          Director     Current Term        Owned on       Percent
     Name (1)           Age            Company            Since (2)      to Expire      Record Date (3)   Of Class
     --------           ---          -----------         ----------    -------------    ---------------   --------
                                                             NOMINEES

Gary Bensinger          58            Director              1985           2001               966             *
Keith Wallace           59            Director              1988           2001              7,715            *


                                                   DIRECTORS CONTINUING IN OFFICE


Duane I. Dickey         68     Chairman of the Board        1976           2003             24,813          1.51%
Jerry A. Christensen    51        President and             1999           2003               500             *
                               Chief Executive Officer
James Rapin             60            Director              1985           2002              8,364            *
Martin A. Thomson       52            Director              1986           2002             12,362            *


------------------------------------

*        Less than 1%.
(1) The mailing address for each person listed is 100 S. Second Avenue, Alpena, Michigan 49707. Each of the persons listed is also a director of First Federal of Northern Michigan, the Company's savings association subsidiary (the "Bank"), as well as Alpena Bancshares, M.H.C., which owns the majority of the Company's issued and outstanding shares of Common Stock.
(2) Except for Mr. Christensen, reflects initial appointment to the Board of Directors of the Bank's mutual predecessor.
(3) See definition of "beneficial ownership" in the table under the heading "Voting Securities and Principal Holders Thereof."

         The principal occupation during the past five years of each director and executive officer of the Company and the Bank is set forth below. References to the Company include, where applicable, the Bank, which reorganized to form the Company as its holding company in November 2000. All directors and executive officers have held their present positions for five years unless otherwise stated.

         Directors -

         Gary W. Bensinger is owner of Bensinger's Western Auto Store in Alpena, Michigan. Mr. Bensinger has been a director of the Company since 1985.

         Keith D. Wallace is the senior partner of the law firm of Isackson and Wallace, located in Alpena, Michigan. Mr. Wallace has acted as general counsel to the Bank since 1988. Mr. Wallace has been a director of the Company since 1988.

         James C. Rapin is a pharmacist with LeFave Pharmacy, Alpena, Michigan. Mr. Rapin has been a director of the Company since 1985.

         Martin A. Thomson is Executive Vice President and General Manager of Presque Isle Electric and Gas Cooperative, Inc., Onaway, Michigan. Mr. Thomson has been a director of the Company since 1986.

         Duane I. Dickey is Chairman of the Board of Directors of the Company and the Bank. Mr. Dickey was made Chairman of the Board of Directors of the Bank in 1988. Mr. Dickey retired from his position as Chief Executive Officer of the Bank on November 9, 1998 and as President as of December 31, 1998. Mr. Dickey joined the Bank in 1970. He has been a member of the Board of Directors since 1976.

         Jerry A. Christensen was named Chief Executive Officer of the Bank in November 1998 and President, effective January 1, 1999. Mr. Christensen became President and Chief Executive Officer of the Company upon its formation. Prior to this appointment, Mr. Christensen served as President and Chief Executive Officer of Homestead Savings Bank, Albion, Michigan, a position he held since 1992.

         Executive Officers -

         James I. Malaski is Executive Vice President of the Company and the Bank and has served in this position at the Bank since 1988. In November 1998, Mr. Malaski was made Chief Operations Officer of the Bank as well. Also, Mr. Malaski was made Secretary of the Bank in October 1999. Mr. Malaski joined the Bank in 1983.

         Thomas S. Davis joined the Bank and was named Vice President of Operations in July 1999. Prior to joining the Bank, Mr. Davis served as the Chief Financial Officer of Bank of Ann Arbor. Mr. Davis also previously held operations and financial officer positions at other banks since 1987.

         Jerome W. Tracey joined the Bank and was named Vice President of Commercial Services in November 1999. Prior to this appointment, Mr. Tracey served as Vice President of Commercial Lending for National City Bank, Alpena, Michigan, a position he held since 1996. Mr. Tracey has been in the banking profession since 1981.

         James D. Hubinger was named Chief Financial Officer of the Bank in February 2001 after serving as the Controller since joining the Bank in November of 1999. Prior to joining the Bank, Mr Hubinger served as Assistant Vice President - External Reporting Manager with the former Mutual Savings Bank, Bay City, Michigan, a position he held since 1993. Mr. Hubinger has been in the banking industry since 1978.

                   OWNERSHIP REPORTS BY OFFICERS AND DIRECTORS

         The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. During the year ended December 31, 2000, no officer or director failed to timely file any Forms 3, 4, or 5.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2000, the Board of Directors held 12 regular meetings and three special meetings. During the year ended December 31, 2000, no director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served.

         The Company has established an Executive Committee, which is comprised of the full Board of Directors and James I. Malaski, Executive Vice President of the Company. The Executive Committee meets as necessary in the intervals between meetings of the full Board of Directors. The Committee has authority to act on all matters of the Company's business between Board meetings, subject to the ratification by the Board of Directors at its next meeting. The Executive Committee met eight times in 2000.

         The Company's Personnel Committee meets periodically to review the performance of officers and to determine compensation of officers to be recommended to the Board. It is comprised of the full Board of Directors. The Personnel Committee met three times during 2000.

         The full Board of Directors acts as the Company's Nominating Committee. The Nominating Committee selects nominees to the Board of Directors of the Company. The Nominating Committee met once during 2000.

         The Company's Audit Committee is comprised of the nonemployee members of the Board of Directors. The Committee meets as needed in order to examine and approve the audit report prepared by the Company's independent auditors. During 2000, the Audit Committee met two times. Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers. The Company's Board of Directors adopted an Audit Committee charter in July 2000; the charter is attached to this proxy statement as Exhibit A.

AUDIT FEES

         The independent auditor of the Company and the Bank during the year ended December 31, 2000 was Plante & Moran LLP. The aggregate fees and expenses billed by Plante & Moran LLP in connection with the audit of the Company's annual financial statements as of and for the year ended December 31, 2000 and for the required review of the Company's financial information included in its Form 10-QSB filings for the year 2000 was $46,000.

ALL OTHER FEES

         The aggregate fees and expenses billed by Plante & Moran LLP for all other services rendered to the Company for the year ended December 31, 2000 was approximately $17,800. The services consisted of the preparation of an executive performance study, consultation with respect to the Bank's mortgage banking operations, and examination of the Company's compliance review function. The Audit Committee, after consideration of the matter, does not believe the rendering of these services by Plante & Moran LLP to be incompatible with maintaining Plante & Moran LLP's independence as the Company's principal accountant.

AUDIT COMMITTEE REPORT

         In accordance with rules established by the SEC, the Audit Committee of the Company has prepared the following report for inclusion in this proxy statement:

         As part of its ongoing activities, the Audit Committee has:

         - Reviewed and discussed with management the Company's audited consolidated financial statements for the year ended December 31, 2000;

         - Discussed with the independent auditors of the Company the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         - Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

                     This report has been provided by the Audit Committee:

                         Duane I. Dickey
                         Gary Bensinger
                         Keith Wallace
                         James Rapin
                         Martin A. Thomson

DIRECTORS' COMPENSATION

         In 2000, each director of the Bank received a $600 monthly meeting fee, payable only if the director attended the meeting. Each director is paid for one excused absence. The Chairman of the Board received $850 for each regular meeting attended and each director received $600 for each special Board meeting attended.

         In addition to the foregoing, during the year ended December 31, 2000, Jerry A. Christensen, Duane I. Dickey, Gary W. Bensinger, James C. Rapin, Martin
A. Thomson and Keith D. Wallace received $1,600, $1,800, $2,200, $2,100, $2,200 and $2,400, respectively, for their services as members of the Bank's Executive, Personnel and Audit committees. The Bank paid a total of $69,900 in director and committee fees to members of the Board of Directors during the year ended December 31, 2000.

         No separate fees are paid to members of the Board of Directors of the Company, or for service on committees of the Company's Board of Directors.

                             EXECUTIVE COMPENSATION

         The following table sets forth for the years ended December 31, 2000, 1999, and 1998, certain information as to the total remuneration paid by the Bank or the Company to the Chief Executive Officer of the Bank and the Company (the "Named Executive Officer"). No other executive officer of the Company received total annual compensation in excess of $100,000 during the year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

==========================================================================================================================
                                                                                             LONG-TERM
                          ANNUAL COMPENSATION                                           COMPENSATION AWARDS
-----------------------------------------------------------------------   ------------------------------------------------

                           YEARS                              OTHER       RESTRICTED
                           ENDED                              ANNUAL         STOCK    OPTIONS/                ALL OTHER
      NAME AND            DECEMBER    SALARY      BONUS    COMPENSATION    AWARD(S)     SARS                COMPENSATION
PRINCIPAL POSITION (1)      31,       ($)(2)       ($)        ($)(3)         ($)         (#)      PAYOUTS        ($)
------------------------ ---------- ---------- ---------- -------------- ----------- ---------- ---------- ---------------
Jerry A. Christensen (4)   2000       $119,639   $    -0-    $10,500        $    -0-        -0-   $ -0-        $ -0-
President and Chief        1999        110,000        -0-      9,300             -0-        -0-     -0-          -0-
Executive Officer          1998         20,223        -0-      1,400           7,250      2,000     -0-          -0-
=================================== ========== ========== ============== =========== ========== ========== ===============

(1) No other executive officer received salary and bonuses that in the aggregate exceeded $100,000.
(2) Amount shown is gross earnings. Includes amounts deferred under the Bank's Deferred Compensation Plan for Executive Officers.
(3) Includes fees for services on the Board of Directors and Board Committees of the Bank and the Company, and the Bank's service corporation subsidiary. The Bank also provides the Chief Executive Officer with the use of an automobile, membership dues, insurance and other personal benefits that are not included in the Cash Compensation Table because such benefits do not exceed $50,000 or 10% of the officer's cash compensation for the year ended December 31, 2000.
(4) Mr. Christensen was appointed as President of the Bank as of December 31, 1998 and as Chief Executive Officer of the Bank on November 9, 1998.

BENEFITS

         DEFINED BENEFIT PLAN. The Bank maintains a noncontributory defined benefit plan ("Retirement Plan"). All employees age 21 or older who have worked at the Bank for a period of one year and have been credited with 1,000 or more hours of employment with the Bank during the year are eligible to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         At the normal retirement age of 65, the Retirement Plan is designed to provide a life annuity. The retirement benefit provided is an amount equal to 2.5% of a participant's average annual salary based on the average of the five consecutive years during the participant's years of employment which provides the highest average annual salary multiplied by the participant's years of credited service to the normal retirement date. Retirement benefits are also payable upon retirement due to early and late retirement. Benefits are also paid from the Retirement Plan upon a participant's disability or death. A reduced benefit is payable upon early retirement at or after age 55. Upon termination of employment other than as specified above, a participant who was employed by the Bank for a minimum of five years is eligible to receive his or her accrued benefit reduced for early retirement or a deferred retirement benefit commencing on such participant's normal retirement date. Benefits are payable in various annuity forms as well as in the form of a single lump sum payment. For the plan year ended June 30, 2000, the Bank made contributions to the Retirement Plan of $129,858.

         The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in plan year 1998, expressed in the form of a single life annuity for the final average salary and benefit service classification specified below. As of December 31, 2000, Mr. Christensen had one year credited service (i.e., benefit service) with the Bank.

                     YEARS OF BENEFIT SERVICE AT RETIREMENT

===========================================================================================================================
          HIGH 5-YEAR
         AVERAGE SALARY                  10                15                20                 25                30
--------------------------------  -----------------  ---------------  -----------------  ----------------  ----------------
            $15,000                    $3,750            $5,625            $7,500            $9,375           $11,250
            $25,000                    $6,250            $9,375            $12,500           $15,625          $18,750
            $50,000                    $12,500           $18,750           $25,000           $31,250          $37,500
            $75,000                    $18,750           $28,125           $37,500           $46,875          $56,250
            $100,000                   $25,000           $37,500           $50,000           $62,500          $75,000
            $150,000                   $37,500           $56,250           $75,000           $93,750          $112,500
================================  =================  ===============  =================  ================  ================

         DEFERRED COMPENSATION PLAN FOR EXECUTIVE OFFICERS. The Bank maintains a non-qualified deferred compensation plan for executive officers. Such officers may annually elect to defer a portion of their annual salary. The arrangement is funded by the purchase of annuity contracts and/or insurance contracts on the life of the employee. The Bank is the owner and beneficiary of the life insurance contract. Upon retirement or separation of service with the Bank, the employee will be paid an amount equivalent to the cash surrender value of the life insurance contract. Upon the employee's death, the employee's beneficiary will receive an amount equivalent to the death benefit provided under the life insurance contract on the life of the employee.

         As of December 31, 2000, the Plan had not purchased a life insurance contract on the life of Mr. Christensen.

         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Bank has established an Employee Stock Ownership Plan and Related Trust for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Code. Employees with a 12-month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate. The ESOP borrowed funds from an unrelated third party lender and used the funds to purchase 48,000 shares of the common stock issued in the Bank's initial stock offering. Collateral for the loan was the Common Stock purchased by the ESOP. The loan was being repaid principally from the Bank's contributions to the ESOP and was fully paid during 1999.

         Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become 100% vested after five years of credited service. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits are payable upon death, retirement, early retirement, disability or separation from service. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

         401(K) PLAN. The Bank established a 401(k) Plan for Bank employees in May 1999. The Plan is tax qualified and permits participants to elect to defer up to 15% of their salary into the Plan. During 1999, the Bank made a matching contribution of 25% of the participant contribution to the Plan, up to 1% of the participant's total compensation for 1999. After 1999, the Bank makes matching contributions of 50% of the participant's contribution, up to 3% of the participant's total compensation for the year. All current employees at the time of the establishment of the Plan in May 1999 were 100% vested in their contributions and in matching contributions. In subsequent years, employees generally become 100% vested after five years of credited service in matching contributions. Employees are 100% vested in their elective deferral amounts at all times under the Plan. Participants will be credited for years of service with the Bank prior to the effective date of the Plan. Forfeitures of discretionary contributions will be used to reduce the Bank's contributions in succeeding plan years.

         STOCK OPTION PLAN. Certain employees and nonemployee directors of the Bank and the Company are eligible to participate in the Bank's 1996 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan authorizes the grant of stock options and limited rights to purchase 69,000 shares, or 10% of the shares of common stock issued to minority stockholders in the initial public offering by the Bank. Upon the formation of the Company as the Bank's holding company in November 2000, the shares of common stock subject to the Stock Option Plan became the shares of Common Stock of the Company. Pursuant to the Stock Option Plan, grants may be made of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code, (ii) options that do not so qualify ("nonstatutory options") and (iii) limited rights (described below) that are exercisable only upon a change in control of the Bank or the Company. Nonemployee directors are only eligible to receive nonstatutory options.

         The Stock Option Plan is administered by a committee consisting of certain nonemployee directors of the Board of Directors (the "Committee"). In granting options, the Committee considers factors such as salary, length of employment with the Bank, and the employee's overall performance. All stock options are exercisable in five equal annual installments of 20% commencing one year from the date of grant; provided, however, that all options will be 100% exercisable in the event the optionee terminates his service due to normal retirement, death or disability, or in the event of a change in control of the Company or the Bank. Options must be exercised within 10 years from the date of grant. Stock options may be exercised up to one year following termination of service or such later period as determined by the Committee. The exercise price of the options will be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The exercise price may be paid in cash or Common Stock.

         Incentive stock options will only be granted to employees of the Bank and/or the Company. Nonemployee directors will be granted nonstatutory stock options. No incentive stock option granted in connection with the Stock Option Plan may be exercisable more than three months after the date on which the optionee ceases to perform services for the Bank and/or the Company, except that in the event of death, disability, normal retirement, or a change in control of the Bank or the Company, incentive stock options may be exercisable for up to one year; provided, however, that if an optionee ceases to perform services for the Bank or the Company due to retirement or following a change in control (as defined in the Stock Option Plan), any incentive stock options exercised more than three months following the date the optionee ceases to perform services shall be treated as a nonstatutory stock option as described above.

         Upon the exercise of "limited rights" in the event of a change in control, the optionee will be entitled to receive a lump sum cash payment, or in certain cases, Common Stock, equal to the difference between the exercise price of the option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right in lieu of purchasing the stock underlying the option. In the event of death or disability, the Bank and/or the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee, or beneficiary in the event of death, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.

         Pursuant to the Stock Option Plan, each nonemployee director (except Duane I. Dickey) of the Bank has been granted an option to purchase 6,037 shares of Common Stock. All options were granted at an exercise price of $10.00 per share. No options have been reserved for future issuance under the Plan. Mr. Dickey was granted options for 11,212 shares as an employee of the Bank. No options were granted to the Named Executive Officer under the Stock Option Plan during the year ended December 31, 2000.

         Set forth below is certain information concerning options outstanding to the named individual at December 31, 2000. No options were exercised by the Named Executive Officer during 2000.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

=========================================================================================================================

                                                             NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED IN-
                                                                  OPTIONS AT                  THE-MONEY OPTIONS AT
                               SHARES                              YEAR-END                         YEAR-END
                              ACQUIRED                  -----------------------------------------------------------------
                                UPON         VALUE         EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
           NAME               EXERCISE      REALIZED                  (#)                              ($)
-------------------------- -------------- ------------  ------------------------------- ---------------------------------

Jerry A. Christensen             --            --                  800/1,200                           N/A
========================== ============== ============  =============================== =================================

         RECOGNITION AND RETENTION PLAN. Certain employees and nonemployee directors of the Bank and the Company are eligible to participate in the Bank's Recognition and Retention Plan, which was adopted in 1996 (the "Recognition Plan"). A Committee of the Board of Directors composed of "disinterested" directors (the "Recognition Plan Committee") administers the Recognition Plan and makes awards to executive officers and employees. Participants in the Recognition Plan earn (become vested in) shares of Restricted Stock covered by an award and all restrictions lapse over a period of time commencing from the date of the award; provided, however, that the Recognition Plan Committee may accelerate or extend the earnings rate on any awards made to officers and employees under the Recognition Plan. Awards to nonemployee directors vest at the rate of 20% of the amount initially awarded commencing one year from the date of the award. Awards to executive officers and employees become fully vested upon termination of employment or service due to death, disability or normal retirement or following a termination of employment or service in connection with a change in the control of the Bank or the Company. Upon termination of employment or service for any other reason, unvested shares are forfeited. Awards to nonemployee directors fully vest upon a nonemployee director's disability, death, normal retirement, or following termination of service in connection with a change in control of the Bank or the Company. Unvested shares of Restricted Stock will be forfeited by a nonemployee director upon failure to seek reelection, failure to be reelected, or resignation from the Board (other than in connection with normal retirement, as defined by the Recognition Plan).

         The Recognition Plan Committee has granted 500 shares of Common Stock to Mr. Christensen and 2,415 shares of Common Stock to each of the nonemployee members of the Board of Directors, except Mr. Dickey, who retired as an employee on December 31, 1999. All of Mr. Dickey's 4,485 awarded shares have been allocated pursuant to the provisions of the Plan. A total of 26,980 shares of Common Stock have been awarded pursuant to the Recognition Plan as of December 31, 2000 and 620 shares are reserved for future issuance.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         Under current federal law, except for loans or extensions of credit to executive officers and directors under Company-wide employee benefit plans, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $200,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. At December 31, 2000, the Bank's directors and executive officers had loans outstanding totaling $653,329 in the aggregate.

         The Bank intends that all transactions between the Bank and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent nonemployee directors of the Bank not having an interest in the transaction.

              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has approved the engagement of Plante & Moran LLP to be the Company's auditors for the year ending December 31, 2001, subject to the ratification of the engagement by the Company's stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Plante & Moran LLP for the Company's fiscal year ending December 31, 2001. A representative of Plante & Moran LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he so desires.

         On June 29, 2000, the Company dismissed the Company's previous independent auditor, Straley, Ilsley & Lamp, P.C. ("Straley"). The reports of Straley on the Company's financial statements for the two years ended December 31, 1999 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty or audit scope accounting principles. The decision to change accountants was approved by the Company's Board of Directors. The Company and Straley have not, in connection with the audit of the Company's financial statements for each of the two years ended December 31, 1999, or for any subsequent interim period prior to and including March 31, 2000, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Straley's satisfaction, would have caused Straley to make reference to the subject matters of the disagreement in connection with its reports.

         In order to ratify the selection of Plante & Moran LLP as the auditors for the year ending December 31, 2001, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Plante & Moran LLP as auditors for the 2001 fiscal year.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 100
S. Second Avenue, Alpena, Michigan 49707, no later than November 21, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

         The Bylaws of the Company provide an advance notice procedure for new business to be taken up at the Annual Meeting. In order for a stockholder to properly bring business before the Annual Meeting, the stockholder must state the new business in writing and file the description of the new business with the Secretary of the Company at least five days prior to the date of the Annual Meeting. A stockholder may make any other proposal at the Annual Meeting itself, and the proposal may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the Annual Meeting, the proposal will be laid over for action at an adjourned, special or annual meeting of the stockholders taking place 30 days or more thereafter.

                                  MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         A copy of the Company's report on Form 10-KSB for the year ended December 31, 2000 will be furnished without charge upon written request to James
I. Malaski, Secretary, Alpena Bancshares, Inc., 100 S. Second Avenue, Alpena, Michigan 49707.


                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            James I. Malaski
                                            Secretary




Alpena, Michigan
March 19, 2001

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

                                                         ADOPTED:  JULY 19, 2000



                             ALPENA BANCSHARES, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

  I.     AUDIT COMMITTEE PURPOSE

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:


         - Monito the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.


         - Monitor the independence and performance of the Company's independent auditors.


         - Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

 II.     AUDIT COMMITTEE COMPOSITION AND MEETINGS

         Audit Committee members shall meet the requirements of the National Association of Securities Dealers (NASD). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management and the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statement and significant findings based upon the auditors limited review procedures.

III.     AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

         Review Procedures

         1. Review and reassess the adequacy of this Charte at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

         2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

         3. In consultation with management and the independent auditors, the Committee will consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

         4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         Independent Auditors

         5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. Approve the fees and other significant compensation to be paid to the independent auditors.

         7. On an annual basis, the Committee should review and discuss with the independent auditors, all significant relationships they have with the Company that could impair the auditors' independence.

         8. Review the independent auditors audit plan, discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

         9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

         10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         Other Audit Committee Responsibilities

         11. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

         12. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

         13. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                 REVOCABLE PROXY

                            ALPENA BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 2001

         The undersigned hereby appoints the official proxy committee consisting of the entire Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, on April 17, 2001, at 1:00 p.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                                VOTE
                                                                    FOR        WITHHELD
1.      The election as directors of all the nominees listed        [  ]        [   ]
        below

        Gary Bensinger
        Keith Wallace

        INSTRUCTIONS: TO WITHHOLD YOUR VOTE FOR ONE
        OR MORE NOMINEES, WRITE THE NAME OF THE
        NOMINEE(S) ON THE LINE BELOW

        -------------------------------

        -------------------------------


                                                                    FOR        AGAINST       ABSTAIN

2.      The ratification of the appointment of Plante & Moran       [  ]        [   ]         [   ]
        LLP as auditors for the Company for the year ending
        December 31, 2001.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 19, 2001, and audited financial statements.


Dated:                  , 2001                 [  ] CHECK BOX IF YOU PLAN TO
       -----------------                            ATTEND THE ANNUAL MEETING




-------------------------------------          -----------------------------
PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER


--------------------------------------         -----------------------------
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER


         Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------

           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                   IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

--------------------------------------------------------------------------------